                                                                    Exhibit 10.2

                              MANAGEMENT AGREEMENT
                                       OF
                                  COAXIAL LLC

     THIS MANAGEMENT AGREEMENT OF COAXIAL LLC, is entered into effective as of August 21, 1998, by and between Coaxial LLC, a limited liability company organized pursuant to the Delaware Limited Liability Company Act (the "Company"), Insight Holdings of Ohio, LLC, a Delaware limited liability company (the "Manager"), and, solely for purposes of Section 3.3 of this Agreement, Barry Silverstein, an individual resident of the State of Florida.

                                    RECITAL

     Member is the sole member of the Company. The Company and the Manager have agreed that the Company will retain the Manager to direct the business and affairs of the Company with respect to certain matters, including certain indebtedness of the Company and the business and affairs of Central with respect to its interest in the Operating Company and certain indebtedness of Central, on the terms and conditions set forth herein.

                                   AGREEMENT

     In consideration of the mutual covenants and agreements set forth in this Agreement, the parties agree as follows.

                                    SECTION 1

                                  DEFINITIONS
                                  -----------

     The following terms, as used in this Agreement, have the meanings set forth in this Section:

     "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person. For purposes of this definition, the term "controls" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. The terms "controlled by" and "under common control with" have meanings corresponding to the meaning of "controls."

     "Agreement" means this Management Agreement, as it may be amended, restated, modified, or supplemented from time to time in accordance with its terms.

     "Central" means Coaxial Communications of Central Ohio, Inc., an Ohio corporation, and its successors-in-interest.

     "Close Corporation Agreement" means the Close Corporation Agreement of Central, dated as of August 21, 1998, among Central and the shareholders of Central.

     "Contribution Agreement" means the Contribution Agreement, dated as of June 30, 1998, between Central and Insight Communications Company, L.P. (which assigned its rights thereunder to the Manager), as amended by amendments thereto dated as of July 15, 1998 and as of August 21, 1998, and as it may hereafter be amended from time to time in accordance with its terms.

     "Discount Notes" means the Senior Discount Notes issued by the Company and Coaxial Financing Corp., a Delaware corporation, concurrently with the Closing (as defined in the Contribution Agreement).

     "Member" means Barry Silverstein, and any successor-in-interest to Barry Silverstein as member of the Company.

     "Operating Agreement" means the Operating Agreement, dated as of August 21, 1998, among Central, the Manager, and the Principals (as defined therein), with respect to the Operating Company.

     "Operating Company" means Insight Communications of Central Ohio, LLC, a Delaware limited liability company.

     "Person" means an individual, corporation, limited liability company, association, general partnership, limited partnership, limited liability partnership, joint venture, trust, estate, or other entity or organization.

     "Senior Debt" means all obligations of Central and Phoenix Associates, a Florida general partnership, originally incurred under that certain Credit Agreement, dated November 15, 1994, among Central, Phoenix Associates, certain other parties, and the lenders named therein, as amended, as such obligations shall have been restructured in connection with the purchase thereof concurrently with the Closing (as defined in the Contribution Agreement), and every subsequent amendment, modification, restructuring, extension, renewal, or consolidation of any such obligations, and any obligation incurred in refinancing or replacement of or substitution for any such obligations.

     "Subordinated Debt" means all obligations arising under the Discount Notes and the LLC Mirror Notes (as defined in the offering memorandum for the Discount Notes) issued by Coaxial DJM LLC and Coaxial DSM LLC concurrently with the Closing (as defined in the Contribution Agreement), and every subsequent amendment, modification, restructuring, extension, renewal, or consolidation of any such obligations, and any obligation incurred in refinancing or replacement of or substitution for any such obligations.

                                    SECTION 2

                             APPOINTMENT OF MANAGER
                             ----------------------

     2.1  Appointment.
          -----------

     On the terms and conditions provided in this Agreement, but subject to
Section 2.2, the Company hereby appoints the Manager, and Manager hereby accepts such appointment, as manager of the Company, and the Company hereby delegates to the Manager, and the Manager hereby accepts, all rights, powers, and discretion of the Member under the Operating Agreement of the Company.

     2.2  Exceptions.
          ----------

     The rights, powers, and authority delegated to the Manager under this Agreement do not include:

          (a) any right, power, or authority to take any of the actions described in Section 5.2 of the Operating Agreement of the Company without the written consent of the Member;

          (b) any right, power, or authority to cause the Company to exercise any of its rights as a shareholder of Central pursuant to the Close Corporation Agreement;

          (c) any right, power, or authority with respect to any Reserved Matter (as defined in the Close Corporation Agreement);

          (d) any right, power, or authority with respect to preparing and filing federal, state, local, and other tax returns and reports (including amended returns) required to be filed by the Company;

          (e) any right, power, or authority with respect to the exercise of any of the rights of the Company as a shareholder of Central pursuant to the Close Corporation Agreement; or

          (f) any right, power, or authority with respect to any matter that does not involve (1) the Company's activities and operations relating to the Company's ownership of shares of Central and its exercise of any rights incident thereto, (2) its incurring of any Subordinated Debt and its performance of its obligations under any agreement or other instrument, including any note or indenture, evidencing all or any part of the Subordinated Debt or pursuant to which all or any part of the Subordinated Debt exists or is outstanding, or (3) the initiation of any voluntary proceeding with respect to any reorganization, arrangement, or similar adjustment of the Company's debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors.

     2.3  Rights Retained by Member.
          -------------------------

     All rights, powers, and authority, not delegated to the Manager under this Agreement are reserved to the Member, in its capacity as member of the Company.

     2.4  Compensation.
          ------------

     The Manager shall not be entitled to any compensation from the Company under this Agreement.

     2.5  Term of this Agreement.
          ----------------------

     The term of this Agreement shall commence on the Closing Date (as defined in the Contribution Agreement) and shall terminate at such time as (a) Central no longer holds any Preferred A Interest or Preferred B Interest (as such terms are defined in the Operating Agreement), (b) the Company no longer holds any shares of Central, (c) the Manager sells its membership interest in the Operating Company to a Person designated by the Principals (as defined in the Operating Agreement), pursuant to Section 9.11 of the Operating Agreement, (d) Insight shall have resigned as manager of the Operating Company in violation of
Section 6.1(a) of the Operating Agreement, or (e) the Member shall have sold his membership interest in the Company to Insight or a Person designated by Insight pursuant to Section 3.5(a)(iv), Section 3.5(a)(v), or Section 3.5(b)(iii) of the Operating Agreement. Except as set forth in the preceding sentence, this Agreement shall not otherwise be terminated without the consent of the Member and the Manager.

                                    SECTION 3

                                 OTHER MATTERS
                                 -------------

     3.1  Other Businesses.
          ----------------

     The Manager or any Affiliate, agent, or representative of the Manager, may engage in or possess an interest in other business ventures of any nature or description, independently or with others, whether currently existing or hereafter created and whether or not competitive with or advanced by the business of the Company. The Company shall not have any rights in or to the income or profits derived therefrom.

     3.2  Relationship Between the Parties.
          --------------------------------

     Nothing herein contained shall be deemed to make the Manager a partner, co-venturer, or other participant in the business or operations of the Company or in any manner to render the Manager liable as a principal, surety, guarantor, agent, or otherwise for any of the debts, obligations, or liabilities of the Company, whether incurred directly by the Company or by the Manager on behalf of the Company in accordance with this Agreement. The Manager is not a member of the Company for purposes of the Delaware Limited Liability Company Act and, with respect to the Company, shall have none of the rights of a member of a limited liability company under the Delaware Limited Liability Company Act.

     3.3  Covenants of the Member.
          -----------------------

            (a) By executing this Agreement, the Member agrees not to cause the Company to do or agree to do any of the following prior to the termination of this Agreement:

                (1) sell or issue any membership interest in the Company or any option, warrant, or other debt or equity interest convertible into any membership interest in the Company;

                (2)  admit any Person as an additional member of the Company;

                (3) engage in any business activity other than (A) the acquisition, ownership, holding, and disposition of shares of Central, and exercising all rights incident thereto, and (B) the performance of its obligations under any agreement or other instrument, including any note or indenture, evidencing all or any part of the Subordinated Debt or pursuant to which all or any part of the Subordinated Debt exists or is outstanding;

                (4)  merge or consolidate with or into any other Person;

                (5)  liquidate or dissolve;

                (6)  acquire, by purchase or lease, any assets;

                (7) sell, assign, transfer, or otherwise dispose of, or pledge, hypothecate, or otherwise encumber its shares in Central, except in accordance with any agreement or other instrument, including any note or indenture, evidencing all or any part of the Subordinated Debt or pursuant to which all or any part of the Subordinated Debt exists or is outstanding;

                (8)  prepay, purchase, or redeem any Subordinated Debt;

                (9) enter into or amend any contract or other agreement with respect to the incurring or repayment, purchase, or redemption of any Subordinated Debt;

                (10) initiate any voluntary proceeding with respect to any reorganization, arrangement, or similar adjustment of the Company's debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors; or

                (11) take any action prohibited by any covenant contained in any agreement or other instrument, including any note or indenture, evidencing all or any part of the Subordinated

Debt or pursuant to which all or any part of the Subordinated Debt exists or is outstanding, with respect to the management of the Company.

            (b) By executing this Agreement, the Member agrees not to take or agree to take either of the following actions prior to the termination of this
Agreement:

                (1) sell, assign, pledge, or otherwise encumber or transfer all or any part of his interest in the Company to any Person, except for (A) a transfer following the death of the Member, pursuant to the laws of descent and distribution and (B) a sale to Insight or a Person designated by Insight pursuant to Section 3.5(a)(iv), Section 3.5(a)(v), or Section 3.5(b)(iii) of the Operating Agreement; or

                (2)  amend the Operating Agreement of the Company.

     3.4  Covenants of the Company with Respect to Central.
          ------------------------------------------------

     The Company agrees not to cause Central to take or agree to take any of the following actions prior to the termination of this Agreement:

            (a) sell or issue any shares of Central or any option, warrant, or other debt or equity interest convertible into shares of Central;

            (b) engage in any business activity other than (1) the acquisition, ownership, holding, and disposition of membership interests in the Operating Company, and exercising all rights incident thereto, and (2) the performance of its obligations under any agreement or other instrument, including any note or indenture, evidencing all or any part of the Senior Debt or pursuant to which all or any part of the Senior Debt exists or is outstanding;

            (c) amend any provision of Central's Articles of Incorporation or amend or terminate the Close Corporation Agreement of Central;

            (d) amend, alter, or repeal any provision of its Code of Regulations;

            (e)  merge or consolidate with or into any other Person;

            (f)  liquidate or dissolve;

            (g)  acquire, by purchase or lease, any assets;

            (h) sell, assign, transfer, or otherwise dispose of, or pledge, hypothecate, or otherwise encumber (1) its membership interest in the Operating Company, except as permitted by the Operating Agreement, or (2) any of the Assets (as defined in the Contribution Agreement), except for the contribution of such Assets to the Operating Company pursuant to the Contribution Agreement and the Operating Agreement;

            (i)  prepay, purchase, or redeem any Senior Debt; or

            (j) enter into or amend any contract or other agreement with respect to the incurring or repayment, purchase, or redemption of any Senior Debt.

     3.5  Books and Records.
          -----------------

     The Manager shall keep accurate books and records of the operation of the Company which shall be appropriate and adequate for the Company's business and for carrying out the provisions of this Agreement. All books and records maintained by the Manager on behalf of the Company shall be available for inspection and copying by the Member or his duly authorized representatives upon request.

     3.6  Company Funds.
          -------------

      The Manager shall not commingle the Company's funds with the separate funds of the Manager, its Affiliates, or any other Person.

     3.7  Exculpation.
          -----------

     The Manager shall not be liable, in damages or otherwise, to the Company or to the Member for any loss that arises out of any act performed or omitted to be performed by the Manager pursuant to the authority granted by this Agreement unless the conduct of the Manager constituted fraud, gross negligence, breach of fiduciary duty (which shall not be construed to encompass mistakes in judgment or any breach of the Manager's duty of care that did not constitute gross negligence), willful misconduct, or a breach of this Agreement by the Manager.

                                    SECTION 4

                                 MISCELLANEOUS
                                 -------------

     4.1  Captions.
          --------

     All section or paragraph captions contained in this Agreement are for convenience only and shall not be deemed part of this Agreement.

     4.2  Pronouns, Singular and Plural Form.
          ----------------------------------

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, and neuter as the identity of the Person or Persons referred to may require, and all words shall include the singular or plural as the context or the identity of Persons may require.

     4.3  Further Action.
          --------------

     The parties shall execute and deliver all documents, provide all information, and take, or forbear from, all actions that may be necessary or appropriate to achieve the purposes of this Agreement.

     4.4  Entire Agreement.
          ----------------

     This Agreement contains the entire understanding among the parties and supersede any prior understandings and agreements between them regarding the subject matter of this Agreement.

     4.5  Assignment.
          ----------

     Neither party hereto may assign this Agreement without the prior written consent of the other party, except that the Manager may, without the prior written consent of the Company, assign this Agreement to any purchaser of all of the Manager's membership interest in the Operating Company.

     4.6  Agreement Binding.
          -----------------

     This Agreement shall be binding upon the successors and assigns of the parties.

     4.7  Severability.
          ------------

     If any provision or part of any provision of this Agreement shall be invalid or unenforceable in any respect, such provision or part of any provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provision of this Agreement.

     4.8  Counterparts.
          ------------

     This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

     4.9  Governing Law.
          -------------

     This Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware (without regard to the choice of law provisions thereof).

     4.10 No Third-Party Beneficiaries.
          ----------------------------

     Each provision of this Agreement is intended to be for the benefit of, and shall be enforceable by, the Member. Except as provided in the preceding sentence, this Agreement is not intended to, and shall not be construed to, create any right enforceable by any Person not a party hereto.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.

                                 COAXIAL LLC



                                 By:    /s/ Barry Silverstein,
                                    ------------------------------
                                          Barry Silverstein,
                                          its sole member

                                 INSIGHT HOLDINGS OF OHIO, LLC

                                 By:  Insight Communications Company, L.P., its
                                             member

                                 By:  ICC Associates, L.P., its general partner

                                 By:  Insight Communications, Inc., its general
                                             partner



                                 By:    /s/
                                    ------------------------------
                                 Name:
                                      ----------------------------
                                 Title:
                                       ---------------------------


                                 FOR PURPOSES OF SECTION 3.3 ONLY:

                                        /s/ Barry Silverstein,
                                 ---------------------------------
                                         Barry Silverstein